UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OFF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2014

FALCON CREST ENERGY INC.
(Exact name of registrant as specified in charter)

Nevada	333-150061	98-0585268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 King Street, Suite 5600
Toronto, Ontario, CanadaM5X 1C9
(Address of principal executive offices)(Zip Code)

1-888-570-3698
Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company is pleased to announce that on August 29, 2014, Management received confirmation from FINRA approving the Company’s request to change its name from Panther Energy Inc. (PNEG) to Falcon Crest Energy Inc. effective September 2, 2014. Falcon Crest Energy Inc will be listed under the new symbol FCEN.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Panther Energy Inc.

Date: September 3, 2014	By:	/s/ Patrick Johnson
Patrick Johnson, Chief Executive Officer

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